One Commerce Square
                                        Philadelphia, PA 19103



Delaware Group of Funds                      DELAWARE
                                             GROUP
                                             --------


                                             1933 Act Rule 497(e)
                                                 File No. 2-57791
                                       1940 Act File No. 811-2715


Filed via EDGAR (CIK # 0000201670)
----------------------------------

June 6, 1997



Securities and Exchange Commission
Document Control
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  File No.  2-57791
     DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
     --------------------------------------

Dear Commission:

In accordance with the provisions of Rule 497(e) of the Securities Act of 1933, submitted electronically via the EDGAR system, please find a Supplement dated June 9, 1997 to be attached to the Tax-Free Pennsylvania Fund - Tax-Free
Pennsylvania Fund A Class, Tax-Free Pennsylvania Fund B Class and
Tax-Free Pennsylvania Fund C Class Prospectus dated April 29,
1997.


Very truly yours,


/s/ Eric E. Miller
Eric E. Miller
Vice President/
Assistant Secretary

                               JUNE 9, 1997

                        Tax-Free Pennsylvania Fund
                          Class A/Class B/Class C

               Supplement to Prospectus Dated April 29, 1997


     The maximum front-end sales charge for Class A Shares has been reduced from 4.75% to 3.75%. Accordingly, the following replaces the relevant line item applicable to Class A Shares in the Shareholder Transaction Expenses table under Summary of
Expenses:


                                                Class A
       Shareholder Transaction Expenses         Shares

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price). . . . .     3.75%



    The following replaces the example of expenses for Class A
Shares:

               Assuming Redemption                Assuming No Redemption
         1 year  3 years  5 years 10 years  1 year  3 years  5 years 10 years
Class A
Shares   $46(1)   $65       $86    $145      $46     $65      $86     $145


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus.

    The following replaces the table of sales charges applicable to Class A Shares in the section of the Prospectus entitled
Front-End Sales Charge Alternative - Class A Shares under Classes of Shares:









                    Tax-Free Pennsylvania Fund A Class

                   Front-End Sales Charge as % of     Dealer's
                                                    Commission***
   Amount of Purchase        Offering    Amount       as % of
                              Price      Invested**   Offering
                                                       Price


Less than $100,000             3.75%       3.88%       3.25%
$100,000 but under $250,000    3.00        3.03        2.50
$250,000 but under $500,000    2.50        2.55        2.00
$500,000 but under $1,000,000* 2.00        2.06        1.75


  *There is no front-end sales charge on purchases of Class A
Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.

***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
____________________________________________________________________________